COLUMBIA FUNDS SERIES TRUST

COLUMBIA OVERSEAS VALUE FUND

(the “Fund”)

Supplement dated November 14, 2011 to the

Fund’s prospectuses dated July 1, 2011

1.	The section of each prospectus for the Fund entitled “Investment Adviser and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Adviser	Portfolio Managers
Columbia Management Investment Advisers, LLC	Colin Moore Co-manager. Service with the Fund since November 2011.
Fred Copper, CFA Co-manager. Service with the Fund since 2008.

2.

The section of each prospectus for the Fund entitled “Management of the Fund – Portfolio Manager” is deleted in its entirety and replaced with the following disclosure:

Portfolio Managers

Information about the Adviser’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Colin Moore

Co-manager. Service with the Fund since November 2011.

Chief Investment Officer of the Adviser. From 2002 until joining the Adviser in May 2010, Mr. Moore was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Moore began his investment career in 1983 and completed the Investment Management Program at the London Business School.

Fred Copper, CFA

Co-manager. Service with the Fund since 2008.

Portfolio Manager of the Adviser. From September 2005 until joining the Adviser in May 2010, Mr. Copper was associated with the Fund’s previous investment adviser as an investment professional. Mr. Copper began his investment career in 1990, and earned a B.S. from Boston College and a M.B.A. from the University of Chicago.

Shareholders should retain this Supplement for future reference.

C-1256-3 A (11/11)